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                                                                   Exhibit 10.46

                           CHROMCRAFT REVINGTON, INC.

                   AMENDED AND RESTATED DIRECTORS' STOCK PLAN
                       (EFFECTIVE AS OF DECEMBER 1, 2005)

                                   ARTICLE I
                              PURPOSE AND DURATION

     SECTION 1.1. HISTORY AND PURPOSE OF THE PLAN. The Directors' Stock Option Plan of Chromcraft Revington, Inc. was originally adopted effective as of January 1, 2002. Effective as of December 1, 2005, the Plan was amended to increase the number of Shares reserved for issuance under the Plan from Seventy-Five Thousand (75,000) to One Hundred Fifty Thousand (150,000) shares. The Plan was subsequently amended and restated, again effective as of December 1, 2005, principally to (i) provide for the granting of Shares of Restricted Stock in addition to Options, and (ii) rename the Plan as the Directors' Stock Plan. The Plan was further amended, effective as of July 1, 2006, to clarify the vesting date of Awards of Restricted Stock.

     The Plan is designed to promote the interests of Chromcraft Revington, Inc. and its stockholders through the granting of Options and Restricted Stock to the non-employee members of the Company's Board of Directors, thereby encouraging their focus on enhancing long-term stockholder value of the Company.

     SECTION 1.2. EFFECTIVE DATE AND DURATION. Options and Restricted Stock may be granted hereunder for a period of ten (10) years commencing December 1, 2005. However, no Options can be exercised and no Shares of Restricted Stock can vest until the Plan has been approved by the stockholders of the Company. No Options or Shares of Restricted Stock will be awarded after December 1, 2015. On that date, the Plan will expire, except as to outstanding grants of Restricted Stock which have not vested and outstanding Options, with such Shares of Restricted Stock to become vested or forfeited and such Options to remain in effect until they have been exercised, terminated or have lapsed, as applicable.

                                   ARTICLE II
                                   DEFINITIONS

     For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

     SECTION 2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

     SECTION 2.2. "AFFILIATE" means any Subsidiary and any corporation or any other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlling, controlled by or under common control with the Company.

     SECTION 2.3. "AWARD" means an award of Options or Restricted Stock under the Plan.

     SECTION 2.4. "AWARD AGREEMENT" means the written agreement executed by the Company and a Director which sets forth the terms and provisions applicable to each Award.


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     SECTION 2.5. "AWARD DATE" means, with respect to any Award, the date on which the Award is made.

     SECTION 2.6. "BENEFICIARY" means the person or persons designated by a Director to receive the benefits under the Plan, if any, which become payable as a result of the Director's death.

     SECTION 2.7. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company serving on the Effective Date or thereafter.

     SECTION 2.8. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options, (a) through a "same day sale" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company; or (b) through a "margin" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

     SECTION 2.9. "CHANGE IN CONTROL" means the effective date of a transaction or series of related transactions whereby (a) at least fifty-one percent (51%) of the Shares will subsequent to the effective date be owned by any person, entity or group (within the meaning of Section 13(d)(3) of the 1934 Act) unrelated to or unaffiliated with the Company, (b) the Company merges into or with, consolidates with or effects any plan of share exchange or other combination with any person or entity unrelated to or unaffiliated with the Company and in which transaction the Company is not the survivor, or (c) the Company disposes of all or substantially all of its assets other than in the ordinary course of business to any person or entity unrelated to or unaffiliated with the Company.

     For purposes of the definition of a Change in Control, a person or entity will not include any Subsidiary or Affiliate or the employee stock ownership plan or any other employee benefit plan sponsored by the Company.

     SECTION 2.10. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or a regulation thereunder will include such section, any regulation promulgated under each section and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

     SECTION 2.11. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer the Plan, serving on the Effective Date or thereafter.

     SECTION 2.12. "COMPANY" means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto.

     SECTION 2.13. "DIRECTOR" means any individual who is a member of the Board of Directors on the Effective Date or thereafter and who is not an employee of the Company or any of its Affiliates.

     SECTION 2.14. "DISABILITY" means an illness or a physical or mental disability or incapacity of a Director such that the Director has not been able to perform his duties and responsibilities for the Company (as determined by the Board of Directors) for a period of at least ninety (90) consecutive days.


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     SECTION 2.15. "EFFECTIVE DATE" of the Plan, as amended and restated, means
December 1, 2005.

     SECTION 2.16. "ELIGIBLE TRANSFEREE" has the meaning set forth in Section 10.6.

     SECTION 2.17. "EXERCISE PRICE" means the price at which a Share may be purchased by a Director pursuant to the exercise of an Option.

     SECTION 2.18. "FAIR MARKET VALUE" means, on any given date, the average of the high and low prices of a Share, as reported by the principal securities exchange or market on which the Shares are then listed or traded, or, if there are no trades of Shares on such date, on the next preceding day on which Shares were traded.

     SECTION 2.19. "IMMEDIATE FAMILY MEMBERS" has the meaning set forth in
Section 10.6.

     SECTION 2.20. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

     SECTION 2.21. "OPTION" means an Award made to a Director pursuant to
Article VI of an option to purchase Shares that does not meet the requirements of Code Section 422 applicable to incentive stock options.

     SECTION 2.22. "OPTION PERIOD" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Article VI.

     SECTION 2.23. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture.

     SECTION 2.24. "PLAN" means the Amended and Restated Directors' Stock Plan of Chromcraft Revington, Inc. as set forth in this document and as may hereafter be amended from time to time.

     SECTION 2.25. "RESTRICTED STOCK" means an Award made to a Director pursuant to Article VII.

     SECTION 2.26. "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing, or superseding such rule.

     SECTION 2.27. "SECTION 16 PERSON" means a person who is required to file appropriate forms or reports with the Securities Exchange Commission pursuant to
Section 16 of the 1934 Act and the regulations promulgated thereunder.

     SECTION 2.28. "SHARES" means the whole shares of voting common stock ($.01 par value) of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.5, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

     SECTION 2.29. "SUBSIDIARY" means Chromcraft Corporation ("Chromcraft"), Peters-Revington Corporation ("Peters-Revington"), Cochrane Furniture Company, Inc. ("Cochrane"), Silver Furniture Co., Inc. ("Silver"), Korn Industries, Incorporated ("Korn") and such other present or future direct or indirect subsidiary corporations or entities of the Company which are designated by the Board of Directors or the Committee.


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                                  ARTICLE III
                                 ADMINISTRATION

     SECTION 3.1. THE COMMITTEE. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors, each of whom is (a) independent under the director independence requirements of the principal securities exchange or market on which the Shares are then listed or traded, or (b) a "non-employee director" under Rule 16b-3. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration, or lapse of any Award.

     SECTION 3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. The Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Award will be evidenced by a written Award Agreement between the Company and the Director and will contain such terms and conditions established by the Committee consistent with the provisions of the Plan.

     The Committee's interpretations, decisions, determinations and actions under the Plan will be made by the Committee in its sole discretion and as it deems advisable or appropriate. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee c/o Chromcraft Revington, Inc., 1100 North Washington Street, Delphi, Indiana 46923.

     The Committee will determine whether each Award under the Plan will be made in either Options or Restricted Stock, or in a combination of Options and Restricted Stock in which latter case the Committee will make an appropriate adjustment to the number of Options and Shares of Restricted Stock subject to an Award so that the value or effect of the Award will be substantially similar to an Award made under either Section 6.1 or Section 7.1 but not an aggregate of both such Sections.

     SECTION 3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Awards to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under or compliance with Rule 16b-3 or other applicable laws, rules or regulations.

     SECTION 3.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section
3.3 will be final, conclusive and binding on all persons, including the Company, Directors, stockholders of the Company, Beneficiaries and persons having an interest in an Award. No such determinations will be subject to de novo review if challenged in court.


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     SECTION 3.5. ADMINISTRATIVE DISCRETION. Notwithstanding any other provision of the Plan, the Committee will have no authority to (a) grant Awards; (b) change the number of Options or Shares of Restricted Stock subject to Awards (except as provided in Section 3.2); (c) determine the Option Period or Period of Restriction; (d) determine the time or times at which Options and Restricted Stock will be granted; (e) determine the time or times when an Option becomes exercisable or Restricted Stock vests; or (f) determine other conditions and limitations applicable to the exercise of an Option or the grant or vesting of Restricted Stock.

     SECTION 3.6. NO RIGHT TO BE RETAINED ON BOARD. Neither the Plan nor any Award Agreement executed hereunder will give any Director the right to be retained, nominated or re-elected as a Director.

     SECTION 3.7. EFFECT OF CHANGE IN CONTROL. Unless expressly provided otherwise in an Award Agreement, all outstanding and unvested shares of Restricted Stock will vest immediately prior to the effectiveness of a Change in Control.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

     SECTION 4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.5, a maximum aggregate of One Hundred Fifty Thousand (150,000) Options and Shares of Restricted Stock may be granted under the Plan. Shares issued under the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market, or any combination thereof, as the Committee or the Board of Directors may from time to time determine in its sole discretion.

     Any Award (or any portion thereof) that is forfeited or that remains unexercised or unvested upon termination or expiration of any such Award, or Shares that otherwise cease to be subject to an Award, may be made the subject of other Awards to the same or other Directors and will be added back to the maximum number of Shares specified above.

     SECTION 4.2. SUCCESSOR PLAN. Any Awards or Shares that are available immediately prior to the termination of the Plan, or any Awards or Shares returned to the Company for any reason upon termination of the Plan, may be transferred to a successor plan.

     SECTION 4.3. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Award will be subject to the terms and conditions specified in the Plan and to such other terms, conditions and restrictions as the Committee, in its sole discretion, may determine or provide in an Award Agreement. The Committee, in its sole discretion, may issue certificates for Shares or keep a record of Shares in book entry form. The Committee, in its sole discretion, will not be required to cause the issuance or delivery of any certificates for Shares prior to (a) the listing of such Shares on the principal securities exchange or market on which the Shares may then be listed or traded, (b) the completion of any registration or qualification of such Shares under applicable law or an exemption therefrom, and (c) the notation on the Company's official stockholder records (or the records of its transfer agent or registrar) that such Shares are issued to the Director. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan, as required by applicable law or as the Committee may otherwise require. No fractional Shares will be issued under the Plan; rather, fractional Shares will be aggregated and then rounded to the next lower whole Share.

     SECTION 4.4. STOCKHOLDER RIGHTS. No person will have any rights or privileges of a stockholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise of the Award or other action as may be required by the Committee in its sole


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discretion, such Shares are recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as issued to the Director. Upon exercise of an Option or any portion thereof, the Company will have a reasonable period in which to issue the Shares to the Director, and the Director will not be treated as a stockholder for any purpose whatsoever prior to such issuance. A person holding Shares of Restricted Stock will have such rights as a stockholder as provided in Article VII. No payment or adjustment will be made for cash dividends, distributions or other rights for which the record date is prior to the date such Shares are recorded as issued to the Director in the Company' official stockholder records (or the records of its transfer agent or registrar), except as provided in the Plan or in an Award Agreement.

     SECTION 4.5. CHANGES IN STOCK. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications, or in the event that other securities of the Company will be substituted for the Shares other than by a Change in Control, the Committee will appropriately adjust (a) the maximum number of Awards or Shares that may be issued under the Plan; (b) the number of Options or Shares of Restricted Stock subject to automatic Awards under the Plan to Directors; (c) the number, kind and class of securities subject to outstanding Awards; (d) the Exercise Price or other price relating to an Award; and (e) any other term of any Award, all in such manner as the Committee, in its sole discretion, determines advisable or appropriate. Any determination by the Committee under this Section will be final and conclusive.

                                    ARTICLE V
                                   ELIGIBILITY

     Only individuals who are Directors on an Award Date are eligible to receive grants of Options and Shares of Restricted Stock.

                                   ARTICLE VI
                                  STOCK OPTIONS

     SECTION 6.1. OPTION GRANTS. Subject to Section 3.2, each individual who is appointed or elected to serve as a Director for the first time will receive an Option to purchase Ten Thousand (10,000) Shares, and thereafter, for each year during the term of the Plan, each Director will receive an Option to purchase Two Thousand Five Hundred (2,500) Shares effective on the day after his re-election as a Director at each annual meeting of stockholders of the Company and commencing with the 2006 annual meeting.

     SECTION 6.2. OPTION AWARD AGREEMENT. Each Option will be evidenced by an Award Agreement that specifies the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

     SECTION 6.3. EXERCISE PRICE. The Exercise Price for each Option will be not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Option relates determined as of the Award Date.

     SECTION 6.4. OPTION PERIOD. The Option Period for each Option will be ten
(10) years from the Award Date.

     SECTION 6.5. METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, a Director may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee. Such notice


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will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash, check or wire transfer of immediately available funds or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part may also be made by:

     (a) The delivery of Shares already owned by the Director for more than six months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price; or

     (b)  The delivery of cash by a NASD Dealer as a Cashless Exercise.

     No Shares will be issued until full payment therefor has been made to the Company. A Director will have all of the rights of a stockholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions) only after the Director has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as having been issued to the Director.

     SECTION 6.6. RELOAD PROVISION. In the event a Director exercises an Option and pays all or a portion of the Exercise Price in Shares, in the manner permitted by Section 6.5, such Director may (either pursuant to terms of the Award Agreement or pursuant to the sole discretion of the Committee at the time the Option is exercised) be issued a new Option to purchase additional Shares equal to the number of Shares surrendered to the Company in such payment. Such new Option will (a) have an Exercise Price equal to the Fair Market Value per Share on the Award Date of the new Option, (b) have an Option Period as determined by the Committee in its sole discretion, and (c) expire on the same date as the original Option so exercised by payment of the Exercise Price in Shares.

     SECTION 6.7. RESTRICTIONS ON TRANSFERABILITY. In addition to the restrictions imposed by Section 10.6, the Committee may impose such restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option as it deems advisable or appropriate in its sole discretion, the restrictions related to applicable securities laws and the requirements of the principal securities exchange or market on which Shares are then listed or traded.

     SECTION 6.8. TERMINATION OF OPTIONS. All rights to exercise an Option will terminate 90 days following the date on which the Director ceases to be a Director, unless the termination of his status is on account of (a) Disability, or (b) death, but not later than the date the Option expires pursuant to its terms. In the case of Disability or death, the Option may be exercised within one (1) year from the date the Director's status as a Director ceases, but not later than the date the Option expires pursuant to its terms. Notwithstanding the preceding provisions of this Section, if a Director is removed from the Board, all outstanding Options granted to such Director will be cancelled as of the date of removal.

                                  ARTICLE VII
                                RESTRICTED STOCK

     SECTION 7.1. AWARD OF RESTRICTED STOCK. Subject to Section 3.2, each individual who is appointed or elected to serve as a Director for the first time will receive an Award of Three Thousand (3,000) Shares of Restricted Stock, and thereafter, for each year during the term of the Plan, each Director will receive an Award of Eight Hundred (800) Shares of Restricted Stock effective on the day after his re-election as a Director at each annual meeting of stockholders of the Company and commencing with the 2006 annual meeting.


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     SECTION 7.2. RESTRICTED STOCK AWARD AGREEMENT. Each Award of Restricted
Stock will be evidenced by an Award Agreement that specifies the Period of Restriction, and the number of Shares awarded and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

     SECTION 7.3. PERIOD OF RESTRICTION. All Awards of Restricted Stock will have a Period of Restriction commencing on the Award Date. Except as provided in
Section 7.9, the Period of Restriction will lapse, and the Shares of Restricted Stock subject to the Award will become vested, on the day immediately preceding the next annual meeting of stockholders of the Company following the Award Date, provided that the Director is serving as a Director on that date.

     SECTION 7.4. RESTRICTIONS ON TRANSFERABILITY. Until the end of the applicable Period of Restriction, Shares of Restricted Stock (a) cannot be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, nor can a lien, security interest or Option be placed thereon, and (b) are not subject to execution, attachment or similar process or otherwise available to the creditors of a Director.

     SECTION 7.5. BOOK-ENTRY SECURITIES; REMOVAL OF RESTRICTIONS. The Company will issue and maintain Shares of Restricted Stock in book-entry form in the name of the Director, and such Shares will be outstanding for all corporate purposes. Until such time as the Shares of Restricted Stock become free of the restrictions placed thereon, no certificate representing such Shares will be issued to, in the name of or for the benefit of any Director. Promptly following the date on which Shares of Restricted Stock become free of the restrictions placed thereon, the Company will release such Shares to the Director.

     SECTION 7.6. VOTING RIGHTS. During the Period of Restriction, Directors holding Shares of Restricted Stock will possess full voting rights with respect to such Shares, unless the applicable Award Agreement provides otherwise.

     SECTION 7.7. DIVIDEND RIGHTS. During the Period of Restriction, Directors holding Shares of Restricted Stock will receive all dividends and other distributions, if any, with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.

     SECTION 7.8. FORFEITURE AND RETURN OF RESTRICTED STOCK TO COMPANY. All Shares of Restricted Stock that have not become free of the restrictions placed thereon by the end of the Period of Restriction will be forfeited and will revert to the Company and thereafter will be available for new Awards. If a Director resigns or is removed from the Board or is not re-elected to the Board, all Shares of Restricted Stock with respect to which the Period of Restriction has not lapsed as of the date of resignation, removal or failure to be re-elected will be forfeited.

     SECTION 7.9. LAPSE OF RESTRICTIONS ON DEATH OR DISABILITY. In the event of a Director's death or Disability during the Period of Restriction, the restrictions on his Shares of Restricted Stock will lapse and the Director (or his or her Beneficiary) will, on the date of such death or Disability, be fully vested in the Restricted Stock.

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND DURATION

     SECTION 8.1. AMENDMENT, SUSPENSION OR TERMINATION. The Board of Directors may supplement, amend, alter, freeze or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the


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rights of a Director under an Award theretofore awarded without the Director's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Article, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, freeze or discontinue the Plan without the approval of the Company's stockholders (including, but not limited to, amending the Plan to change the number of Options or Shares of Restricted Stock that may be awarded to a Director upon his initial election or his re-election as a Director) (i) to the extent such approval is not required by applicable law or the terms of a written agreement, and (ii) so long as any such amendment or alteration does not increase the maximum number of Shares subject to the Plan (other than pursuant to Section 4.5).

     SECTION 8.2. DURATION OF PLAN AND STOCKHOLDER APPROVAL. The Plan, as amended and restated, will become effective on the Effective Date, and subject to Section 8.1, remain in effect thereafter; provided, however, that no Options will be exercised and no Shares of Restricted Stock will become free of the restrictions placed thereon until the amended and restated Plan has been approved by the holders of at least a majority of the outstanding Shares at a meeting at which approval of the Plan is considered; and, provided, further, however, that no Awards will be made after the tenth anniversary of the Effective Date.

                                   ARTICLE IX
                               LEGAL CONSTRUCTION

     SECTION 9.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also will include the feminine and neuter, the plural will include the singular, and the singular will include the plural.

     SECTION 9.2. SEVERABILITY. In the event any provision of the Plan is held to be illegal, invalid or unenforceable for any reason, such illegality, invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal, invalid or unenforceable provision (or portion thereof) had never been included herein.

     SECTION 9.3. REQUIREMENTS OF LAW. The issuance of Awards and of Shares hereunder will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

     SECTION 9.4. GOVERNING LAW. Except to the extent preempted by the federal laws of the United States of America, the Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. The Plan and all Award Agreements are intended to comply, and will be construed in a manner which complies with Code Section 409A. To the extent there is any conflict between a provision of the Plan or an Award Agreement and a provision of Code Section 409A, the provision of Code Section 409A will control.

     SECTION 9.5. HEADINGS. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of the Plan.


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     SECTION 9.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

     SECTION 9.7. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.1. NO ADVICE. The Company, any Affiliate, the Board of Directors, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Director with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.

     SECTION 10.2. NO LIABILITY. No member of the Board of Directors, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan.

     SECTION 10.3. SUCCESSORS. All rights and obligations of the Company under the Plan with respect to Awards awarded hereunder will be binding on any successor or assign of the Company, whether or not the existence of such successor or assign is the result of a Change in Control.

     SECTION 10.4. BENEFICIARY DESIGNATIONS. A Director may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom vested but unpaid or unexercised Awards will be paid or exercisable in the event of the Director's death. Each such designation will revoke all prior designations by the Director and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Director's death will be paid to the Director's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised Option may be exercised by the administrator or executor of the Director's estate.

     SECTION 10.5. NONTRANSFERABILITY OF AWARDS. Except as provided in subsections (A) and (B) below, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award will be subject to execution, attachment or similar process or otherwise be available to the creditors of a Director. Any attempted or purported transfer of an Award in contravention of or in breach of the Plan or an Award Agreement will be null and void and of no force or effect whatsoever. All rights with respect to an Option will be exercisable during the Director's lifetime only by the Director, except as otherwise provided in this Section.

     (A) TRANSFERS OF OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Options by a Director to (a) the Director's spouse, any children or lineal descendants of the Director or the Director's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or (c) a partnership or limited liability company in which the Director and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, that in the event the Committee permits the transfer of Options granted to the Director, the Committee may subsequently, in its sole discretion, amend, modify, revoke or


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

          restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Director to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

     (B) EXERCISE BY ELIGIBLE TRANSFEREES. In the event the Committee, in its sole discretion, permits the transfer of Options by a Director to an Eligible Transferee under subsection (A), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator, only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Director could have exercised such Options. The Director, or in the event of his death, the Director's estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of an Option by an Eligible Transferee.

     SECTION 10.6. UNFUNDED PLAN. Benefits payable under the Plan to any person will be paid by the Company from its general assets, and any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued Shares or treasury Shares or acquired by the Company in the open market, or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.

                                      * * *


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